AMENDMENT TO
EMPLOYMENT CONTRACT

THIS AMENDMENT (this “Amendment”) to the Employment Contract (as defined hereinafter) is executed as of February 23, 2011 by and between Sutor Technology Group Limited, a Nevada corporation (the “Company”), and Naijiang Zhou (the “Employee”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Employment Contract referred to below.

W I T N E S S E T H:

WHEREAS, the Company and the Employee are parties to that certain Employment Contract dated as of December 18, 2009 (the “Employment Contract”);

WHEREAS, the Company and the Employee wish to amend the Employment Contract as set forth in this Amendment;

NOW, THEREFORE, for mutual consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Amendment to the Employment Contract

a. Section 4.1(b) of the Employment Contract shall be replaced in its entirety with the following:

“Party B shall receive 30,000 shares of the common stock of Party A, which shall be restricted for one year, on or around February 23, 2011 and every subsequent anniversary thereof, provided that Party B will not be entitled to such shares if this Contract is terminated by either party before the applicable issuance date.”

2.	Agreement Otherwise Unchanged

Except as herein provided, the Employment Contract shall remain unchanged and in full force and effect, and each reference to “the Contract” and words of similar import in the Employment Contract, as amended hereby, shall be a reference to the Employment Contract as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

3.	Governing Law.

This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

4.	Entire Agreement.

This Amendment along with the Employment Contract contain the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Amendment.

5.	Counterparts.

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date herein above first written.

SUTOR TECHNOLOGY GROUP LIMITED By: /s/Lifang Chen Name: Lifang Chen Title: CEO

EMPLOYEE Name: Naijiang Zhou Signature: /s/Naijiang Zhou